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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 2002
                                                          ---------------

                                VICOR CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    DELAWARE                            0-18277                  04-2742817
-------------------             -----------------------      -------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)           (IRS EMPLOYER
OF INCORPORATION)                                            IDENTIFICATION NO.)

                 25 FRONTAGE ROAD, ANDOVER, MASSACHUSETTS  01810
               ----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


                                 (978) 470-2900
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)

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ITEM 9.  REGULATION FD DISCLOSURE.

      On August 13, 2002, in connection with the filing by Vicor Corporation (the "Company") of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report"), the Chief Executive Officer and the Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


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                                   SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.


                                           VICOR CORPORATION


Dated: August 13, 2002                     By: /s/ Mark A. Glazer
                                              ----------------------------------
                                           Name:  Mark A. Glazer
                                           Title:   Chief Financial Officer










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